                                                                  EXHIBIT 10.42




                                   AGREEMENT

         THIS AGREEMENT is made as of the date of the last signature herein by and between GARGOYLES, INC. (Gargoyles), a Washington corporation with its principal place of business at 5866 South 194th Street, Kent, Washington 98032, and INTERNATIONAL SPEEDWAY CORPORATION ("ISC"), a Florida corporation with its principal place of business at 1801 West International Speedway Boulevard, Daytona Beach, Florida 32114.

         WHEREAS, ISC conducts several stock car races at the Daytona International Speedway during the month of February of each year (the "Event");

         WHEREAS, ISC desires Gargoyles to be title sponsor of the Busch Grand National race in Daytona, the Gargoyles 300 (the "Race"), conducted in 1997, 1998 and 1999;

         WHEREAS, Gargoyles wishes to be the title sponsor of the Race;

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties agree as follows:

         1.      THE RACE

                 (a) ISC shall conduct the 1997, 1998, 1999 Race at the Daytona International Speedway (the "Speedway") during the month of February. Gargoyles shall be the title sponsor of the Race.

                 (b) After execution of this Agreement, all public identification of and reference to the Race by ISC, its employees, agents and representatives, shall give the title of the Race as follows: the "Gargoyles 300". ISC shall exercise its best efforts to cause any public media over which it has no direct control to refer to the Race as the Gargoyles 300.

         2.      ADVERTISING AND PROMOTION

                 (a) Gargoyles shall have the right to use their name to promote an association with the Race by advertising, point of sales materials, direct mail and any other appropriate methods agreed to by ISC with respect to the sponsorship of the Race.

                 (b)      ISC agrees to:

                           (i)    promote an association between Gargoyles and
the Race;

                          (ii)    provide two hundred (200) event tickets for
Race at no cost;

                         (iii)    provide forty (40) Daytona 500 tickets at no
cost;

                          (iv)    provide use of Winston Tower Suite # 18 on
Race day, catering to be contracted solely through ISC's authorized catering company and will be billed separately to Gargoyles;

                           (v)    provide space for one (1) full-page,
four-color advertisement in the Event program, for which Gargoyles will supply advertising copy and materials by a mutually agreed upon deadline and one (1) extra page for use in the program based upon purchase of a third page, in 1997, 1998 and 1999;

                          (vi)    provide space for one (1) full-page,
four-color advertisement in the Pepsi 400 program at Daytona International Speedway, and one in each of the two (2) race day programs produced at Talladega Superspeedway and Darlington Raceway, and one in The Bud at the Glen program produced at Watkins Glen, for which Gargoyles will supply advertising copy and materials by a mutually agreed upon deadline, in 1997, 1998 and 1999;

                         (vii)    provide one race-related story in the Event
program that highlights Gargoyles;

                        (viii) cause the public address announcer to promote Gargoyles at regular intervals during each Race, copy to be provided by Gargoyles;

                          (ix)    display Gargoyles logo flags during the Race
at twenty-six (26) locations along Pit Road to be determined by ISC. Gargoyles will provide twenty-six (26) flags standard size at least twenty (20) days prior to the Race in 1997, 1998 and 1999;

                           (x)    display during the Race six (6) Gargoyles
dirigibles, 10' by 4.5' in size, provided by Gargoyles and pending Gargoyle's procurement of zoning approval, in 1997, 1998, and 1999;

                          (xi)    provide Gargoyles 300 identification, on a
rotating basis, on the main Daytona International Speedway marquee sign located at the entrance of Daytona International Speedway on International Speedway Boulevard in 1997, 1998 and 1999;

                         (xii)    provide one (1) location during the Race
positioned on the drivers' left, turn 1 entrance for Gargoyles' inflatable race signage, in 1997, 1998 and 1999;

                        (xiii) provide four (4) Gargoyles Race signage positions during the Race on the photo tower along Pit Road: one (1) facing north, one (1) facing south, one (1) facing east, and one (1) facing west in 1997, 1998 and 1999;

                         (xiv)    provide major race signage presence during
the Race in Victory Lane in 1997, 1998 and 1999;

                          (xv)    provide two (2) Gargoyles 300 race signs
during the Race on the official Daytona race starter's flag stand in 1997, 1998 and 1999;

                         (xvi)    provide product sales exclusivity of premium
performance eyewear at four (4) locations at Daytona International Speedway during the Event. The Royalty Schedule will be as follows: 25% on hats and shirts, 15% on premium eyewear (as more specifically set forth in the on-premise agreement). Vendors other than Gargoyles will be allowed to sell other brands of eyewear if priced below $30.00;

                        (xvii) provide non-exclusive product sales of performance eyewear at one (1) location each at Darlington Raceway, Talladega Superspeedway and Watkins Glen International. The Royalty Schedule will be as follows: 25% on hats and shirts, 15% on premium eyewear (as more specifically set forth in the on-premise agreement);

                       (xviii)    provide signage location throughout the year
during the term of this Agreement at Darlington Raceway and Watkins Glen International, location to be determined by each respective speedway. Fabrication costs to be the responsibility of Gargoyles; and

                         (xix)    use its best efforts to support Gargoyles and
to assist Gargoyles with Gargoyles' negotiations with other speedway owners and for other ISC properties to permit Gargoyles to sell its products at other events similar to the Event.

         3.      TERM

         The term of this Agreement shall be three (3) years, commencing as of the date hereof and, unless sooner terminated in accordance with the provisions hereof, shall end on September 30, 1999.

         4.      SPONSORSHIP FEE

         For the acquisition of such rights, Gargoyles will pay to ISC the sum of One Million Fifty Thousand Dollars ($1,050,000) in accordance with the following schedule:

         Two Hundred Fifty Thousand Dollars ($250,000) on or before January 1, 1997 for the 1997 Race;

         Three Hundred Seventy Five Thousand Dollars ($375,000) on or before January 1, 1998 for the 1998 Race; and

         Four Hundred Twenty Five Thousand Dollars ($425,000) on or before January 1, 1999 for the 1999 Race.

         5.      RIGHT OF FIRST NEGOTIATION

         If ISC conducts a similar Race in 2000, Gargoyles shall have the first option to purchase the several rights granted under this Agreement for such Race, and ISC shall propose to Gargoyles in writing on or before January 1, 1999 to sponsor the Race at a cost to Gargoyles of Four Hundred Seventy Five Thousand Dollars ($475,000). Unless otherwise mutually agreed, all terms and conditions other than the amount of the sponsorship fees shall be the same as provided for herein, with appropriate changes in dates. Gargoyles shall have until the later of January, 1999 or thirty (30) days after receiving ISC's proposal within which to accept the same. If Gargoyles does not accept such proposal within such time, ISC shall be free to contract with any third party with respect to any or all of such rights.

         6.      TERMINATION

                 (a) Either party shall have the right at any time to terminate this Agreement, effective upon the other party's receipt of termination notice, without prejudice to any other legal rights to which such terminating party may be entitled, upon the occurrence of any one or more of the following:

                           (i)    material default by the other party in
performance of any of the provisions of this Agreement, which default is not cured within fifteen (15) days following written notice of such default to the defaulting party; or

                          (ii)    if any of the material representations or
warranties made by the other party in this Agreement shall prove to be untrue or inaccurate in any material respect.

                 (b) Termination of this Agreement for any reason provided herein shall not relieve either party from its obligation to perform up to the effective date of such termination or to perform such obligations as may survive termination. However, ISC agrees to release Gargoyles from this Agreement at any time after the Race day and before close of business EST ninety (90) days after the Race in any year during the term of this Agreement at which time Gargoyles will provide written notification of termination to ISC and pay ISC a termination fee of $100,000 due the January following the termination. Upon such termination, no further sponsorship fees shall be due and payable by Gargoyles for any Race otherwise scheduled during the term of this Agreement occurring after the termination date. In the event that Gargoyles chooses early termination of this Agreement, Paragraph 5. of this Agreement becomes void.

         7.      WARRANTY

                 (a) ISC represents, warrants and covenants to Gargoyles as follows:

                           (i)    It has the full right and legal authority to
enter into and fully perform this Agreement in accordance with its terms.

                          (ii)    This Agreement when executed and delivered by
ISC, will be its legal, valid and binding obligation enforceable against ISC in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                         (iii)    The execution and delivery of this Agreement
has been duly authorized by ISC, and such execution and delivery and the performance by ISC of its obligations hereunder, do not and will not violate or cause a breach of any other agreements or obligations to which it is a party or by which it is bound, and no approval or other action by any governmental authority or agency is required in connection herewith.

                          (iv)    In addition to being true as of the date
first written above, each of the foregoing representations, warranties, and covenants shall be true at all times during the term hereof. Each of such representations, warranties and covenants shall be deemed to be material and to have been relied upon by Gargoyles notwithstanding any investigation made by Gargoyles.

                 (b) Gargoyles represents, warrants and covenants to ISC as follows:

                           (i)    It has the full right and legal authority to
enter into and fully perform this Agreement in accordance with its terms.

                          (ii)    This Agreement when executed and delivered by
Gargoyles, will be its legal, valid and binding obligation enforceable against Gargoyles in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                         (iii)    The execution and delivery of this Agreement
has been duly authorized by Gargoyles, and such execution and delivery and the performance by Gargoyles of its obligations hereunder, do not and will not violate or cause a breach of any other agreements or obligations to which it is a party or by which it is bound, and no approval or other action by any governmental authority or agency is required in connection herewith.

                          (iv)    In addition to being true as of the date
first written above, each of the foregoing representations, warranties, and covenants shall be true at all times during the term hereof. Each of such representations, warranties and covenants shall be deemed to be material and to have been relied upon by ISC notwithstanding any investigation made by ISC.

         8.      TRADEMARKS

                 (a) The trademarks, label designs, product identification and artwork of each of the parties as referred to herein (collectively "Trademarks") shall remain the property of the respective party. Any and all rights in a party's Trademarks under trademark or copyright law or other property rights shall inure to the benefit of and be the exclusive property of such party. Gargoyles grants to ISC and ISC grants to Gargoyles the right to use the above in connection with the Race; provided, however, that said right is nonexclusive, nonassignable and nontransferable. All proposed uses by one party of any Trademarks of the other shall be subject to review and prior written approval of such other party.

                 (b) ISC shall own and control, exclusive of the Gargoyles name and logo, any race name and/or logo developed as part of Gargoyles' sponsorship of any facility, event, and/or other property. ISC and its subsidiaries (specifically Americrown Service Corporation) shall have the right to utilize the mutually agreed upon race name and logo (incorporating the Gargoyles name and logo with "300") on merchandise and services to be sold on ISC property at all times during the term of this agreement. ISC shall grant to Gargoyles, by separate agreement, a license to use the race name and logo on products and/or services to be distributed and sold off the premises of ISC's racing facilities (the "License Agreement"). Gargoyles and/or its manufacturers or service providers shall pay to ISC the appropriate advances, minimum guarantees, and royalties included in the license to use the race name and logo.

         9.      FORCE MAJEURE

         Neither party shall be liable for any failure, inability, or delay to perform its obligations hereunder if such failure, inability or deal arises beyond control or without fault or the offending party. By way of example, and not limitation, such causes may include acts of war, riots, sabotage, explosion, fire, strike, accident or casualty, rendering performance commercially impractical. In the event of such failure, ISC or Gargoyles, as the case may be, shall use its best efforts to cure such cause and to resume performance. Notwithstanding the foregoing, either party shall have the right to immediately terminate this Agreement, without cause, if the Race is not held in any given year, for any reason whatsoever.

         10.     INDEMNITY

                 (a) Each party will indemnify, protect, defend and hold harmless the other party, its parent, subsidiary and affiliated corporations, its wholesale distributorship, and their respective directors, officers, employees and agents, from and against any and all claims, liabilities, losses, damages, injuries, demands, actions, causes of action, suits, proceedings, judgments and expenses, including, without limitation, attorneys' fees, court costs and other legal expenses, arising from or connected with (i) any alleged or actual breach by such indemnitor of any provision hereof or the inaccuracy of any warranty or representation made by such indemnitor herein, and (ii) such indemnitors advertising, promotion, preparation for, and conduct of the Race, or actions otherwise related to the Race; provided that neither party hereunder shall be obligated to indemnify the other party for liability arising from such other party's own breach of any agreement, negligence, knowing or willful misconduct, or violation of federal, state or local law or regulation.

                 (b) Each party shall give the other party prompt notice of any claim or suit coming within the purview of these indemnities. Upon the written request of an indemnitee, the indemnitor will assume the defense of any claim, demand or action against such indemnitee and will upon the request of the indemnitee, allow the indemnitee to participate in the defense thereof, such participation to be at the expense of the indemnitee. Settlement by the indemnitee without the indemnitor's prior written consent shall release the indemnitor from the indemnity as to the claim, demand or action so settled. Termination of this Agreement shall not affect the continuing obligations of each of the parties as indemnitors hereunder.

         11.     INDEPENDENT CONTRACTOR

         The parties shall be and act as independent contractors, and under no circumstances shall this Agreement be construed as one of agency, partnership, joint venture or employment between the parties. Each party acknowledges and agrees that it neither has nor will give the appearance or impression of having any legal authority to bind or commit the other party in any way.

         12.     FAILURE TO OBJECT NOT A WAIVER

         The failure of either party to object to or to take affirmative action with respect to any conduct of the other party which is in violation of the terms hereof shall not be construed as a waiver thereof, nor of any future breach or subsequent wrongful conduct.

         13.     NOTICES

         All notices required or permitted hereunder shall be in writing and shall be deemed duly given upon receipt if either personally delivered or sent by certified mail, return receipt requested, addressed to the parties as follows or to such other address as either party may provide to the other in accordance herewith:

         If to Gargoyles:                    If to ISC:
         Gargoyles, Inc.                     International Speedway Corporation
         5866 South 194th Street             1801 International Speedway Blvd.
         Kent, WA 98032                      Daytona Beach, FL 32114
         Attn:  Janice Gaub VP,              Attn:  W. Garrett Crotty,
         Marketing and Cynthia L. Page,      General Counsel
         General Counsel

Notices in connection with proof of insurance coverage and consents hereunder shall be provided to Gargoyles at the above address.

         14.     SUCCESSORS AND ASSIGNS

         Neither party shall assign its rights and/or obligations under this Agreement without the prior written approval of the other party. This Agreement and all of the terms and provisions hereof will be binding upon, and will inure to the benefit of, the parties hereto, and their respective successors and approved assigns.

         15.     MISCELLANEOUS

                 (a) Each of the individuals executing this Agreement certifies that he or she is duly authorized to do so.

                 (b) This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements in regard thereto.

                 (c) This Agreement cannot be altered or modified except by an agreement in writing signed by authorized representatives of both parties and specifically referring to this Agreement.

                 (d) The rights and remedies set forth herein are intended to be cumulative, and the exercise of any one right or remedy by either party shall not preclude or waive its exercise of any other rights or remedies hereunder or pursuant to law or equity.

                 (e) The paragraph headings set forth herein are for convenience only and do not constitute a substantive part of the Agreement.

                 (f) On or before January 15, or within fifteen (15) days of this Agreement, ISC shall provide Gargoyles with a certificate of insurance showing that ISC has obtained insurance for the Race naming Gargoyles as an additional named insured for the Race in the amount of $1,000,000. It shall be deemed a material breach of this Agreement if ISC fails to provide such insurance certificate.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.




                                        GARGOYLES, INC.

                                        By /S/ DOUGLAS B. HAUFF
                                          -------------------------------------

                                        Print Name DOUGLAS B HAUFF
                                                  -----------------------------

                                        Title PRESIDENT
                                             ----------------------------------

                                        Date 1/9/97
                                            -----------------------------------


                                        INTERNATIONAL SPEEDWAY CORPORATION

                                        By /S/ JOHN E. GRAHAM, JR.
                                          -------------------------------------

                                        Print Name JOHN E. GRAHAM, JR.
                                             ----------------------------------

                                        Title VICE PRESIDENT
                                             ----------------------------------

                                        Date 1/8/97
                                            -----------------------------------